COVA SERIES TRUST
                       SUPPLEMENT DATED NOVEMBER 17, 1999
            TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 3, 1999


The paragraph entitled "When-Issued and Delayed Delivery Securities" under the heading "Additional Investments" is deleted and replaced in its entirety with the following:

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Portfolio until settlement takes place. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Portfolio will maintain on the Trust's records a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% (except for the Quality Bond Portfolio) of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. There is no current policy limiting the percentage of assets of the Quality Bond Portfolio which may be invested in when-issued commitments.